Exhibit 10.11

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into as of the 28th day of May, 1998, by and between SmartDisk Corporation, a Delaware corporation (the "COMPANY"), and Fischer International Systems Corporation, a Florida corporation ("DISTRIBUTOR").

         In consideration of the mutual promises herein contained and subject to the following terms and provisions, the parties do hereby agree as follows:

         1. APPOINTMENT AND ACCEPTANCE

                  The Company appoints Distributor as a non-exclusive distributor for the Products in the Territory (as such terms are defined in Section 2) and Distributor accepts such appointment. Distributor's distribution rights include the right to combine the Products with other products to create combined products ("COMBINED Products") for distribution and the right to appoint, by written agreement only, subdistributors and dealers ("SUBDISTRIBUTORS") for distribution of Products and Combined Products; provided that the Company's proprietary rights are as fully protected under each such written appointment as they are under this Agreement. In addition, Distributor shall have the right to solicit orders for Products to carry a label of a third party Subdistributor ("PRIVATE LABEL PRODUCTS") pursuant to the procedure set forth in Section 2.3 below.

         2. PRODUCTS AND TERRITORY

                  2.1 PRODUCTS. Distributor shall be a distributor for those of the Company's products listed on attached Exhibit A and all updates, enhancements and modifications thereto (individually, a "PRODUCT" and collectively, the "PRODUCTS"). The Company may from time to time, by written notice to Distributor, make updates, enhancements and modifications to the Products without otherwise affecting the terms of this Agreement although Company may only do so upon sixty (60) calendar days written notice to Distributor.

                  2.2 ADDITIONAL PRODUCTS. For any additional product ("ADDITIONAL PRODUCT") developed by the Company which contains substantially similar functionality as the Products, but does not constitute an update, enhancement or modification of any Product, the Company will discuss with, and offer to Distributor in writing, the right to distribute such Additional Product in the Territory at a purchase price specified by the Company and, unless otherwise specified by the Company, upon such other terms as are set forth herein with respect to the Products. For each Additional Product, the Company shall commence such discussion and offer with Distributor no later than any other discussion with or offer to any other distributor for such Additional Product. Within thirty (30) days, or such longer period as the parties may agree upon in writing, after receipt of any offer of appointment from the Company pursuant to this Section 2.2, Distributor shall notify the Company in writing whether Distributor elects to accept or reject such offer. Failure by Distributor to give any notice within such period shall constitute a rejection by Distributor of such offer. In the event Distributor accepts any such offer of appointment, the Additional Product(s) accepted shall become Product(s) under this Agreement and shall be governed by the terms and conditions hereof applicable to the Products, except that the terms and conditions of the Company's written offer shall govern to the extent they supplement or modify the terms and conditions of this Agreement. In the event Distributor rejects any Company offer of appointment, Distributor shall have no rights with respect to the Additional Product covered by such rejected offer. The Company shall have no obligation to make any further offer of appointment to Distributor for an Additional Product for which Distributor has rejected an initial offer of appointment, including at the time that any distribution arrangement with another distributor for such Additional Product expires. Notwithstanding any of the foregoing, and as an exception thereto, in the event that the Company offers any such Additional Product to any other distributor or third party on terms or conditions more favorable than those offered to Distributor, the Company shall reoffer such Additional Product to Distributor on such more favorable terms and conditions.


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The Company's obligation hereunder to offer Distributor the right to distribute
Additional Products shall only be applicable for such periods as Distributor is in compliance with all of the terms and provisions of this Agreement.

                  2.3 PRIVATE LABEL PRODUCTS. In the event that a Subdistributor desires to purchase Private Label Products, Distributor shall submit a written notice to the Company (the "PLP NOTICE") which shall include the subject Product and any modifications thereto requested by the Subdistributor, the proposed private label name, a description of such Subdistributor's business and its intended distribution of the Private Label Product. To the extent that such Subdistributor meets the minimum purchase quantities and other conditions set forth in the Company's Private Label Products Distributor Price List ("PLP PRICE LIST") then in effect the Company agrees to accept and process all such Private Label Products ordered by Distributor. All such Private Label Products shall become Products under this Agreement and shall be governed by the terms and conditions set forth in the PLP Price List then in effect and, to the extent not in conflict with such PLP Price List, this Agreement as applicable to Products.

                  2.4 TERRITORY. Distributor shall sell and solicit orders for the sale of the Products, and shall permit its Subdistributors to sell and solicit orders for the sale of the Products only within the geographic area set forth on Exhibit B (the "TERRITORY").

         3. DISTRIBUTOR'S SALES DUTIES

                  During the term of this Agreement, Distributor shall be responsible for the following:

                  3.1 REASONABLE COMMERCIAL EFFORTS. Distributor shall use its reasonable commercial efforts to solicit orders and sell the Products within the Territory and to develop the full sales potential for the Products within the Territory consistent with ethical business practices and in a manner that will reflect favorably on the Products and on the good will and reputation of the Company.

                  3.2 SUPPORT AND TRAINING COMMITMENT. The Company hereby grants Distributor the right and confers upon Distributor the obligation to pass through to the end-user the warranty established by the Company for the Products. The Company reserves the right to modify the form of Product warranty from time to time upon written notice to Distributor. Distributor shall provide all Subdistributor and end-user support, as well as Subdistributor training, for the Products which Distributor distributes. The Company shall provide limited engineering support directly to Distributor for those issues which Distributor cannot, after reasonable efforts, manage through its own engineering efforts. Notwithstanding anything set forth herein, Distributor shall encourage all end-user customers to bring their claims for Product support and warranty to the relevant Subdistributor, and shall instruct all Subdistributors to bring their claims for Product support and warranty to Distributor.

                  3.3 SALES MATERIALS. Distributor shall create appropriate sales promotion and advertising materials for the Products. Distributor's sales promotion and advertising material shall be subject to the Company's prior written consent which shall not be unreasonably withheld. Distributor shall provide the Company with not less than fourteen (14) calendar days prior delivery of copies of the sales promotion and advertising material to be approved by the Company. Failure of the Company to accept or reject such materials on or before the fourteenth (14th) calendar day after receipt by the Company thereof shall be deemed acceptance of such materials.


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                  3.4 GOVERNMENTAL REGULATIONS AND REGULATORY COMPLIANCE.
Distributor shall comply with all laws, regulations and orders of government, and with all other governmental requirements applicable to its sales activities with respect to the Products in the Territory. The Company shall furnish Distributor with such assistance and cooperation as may reasonably be requested in connection with compliance with such governmental requirements. All registrations and permits required for the sale and distribution of the Products shall be filed by Distributor in the name of, for the benefit of and at the expense of the Company. In the event any registration or permit must be filed in the name of any entity other than the Company because of requirements of applicable law, Distributor agrees promptly upon termination or expiration of this Agreement to assign or cause to be assigned to the Company or its designee, without charge, every such registration or permit to the fullest extent assignable. Distributor shall also obtain, at its own expense, any import license, foreign exchange license, foreign exchange permit, or other permit or approval it may need for the performance of its obligations under this Agreement. Distributor further agrees to maintain and to provide the Company with such records and reports as the Company deems necessary or advisable to enable the Company to satisfy and conform to all regulatory requirements relating to the sale of the Products. In particular, Distributor agrees to maintain and to provide the Company with product liability and traceability, quality assurance and defect incident reports in such form as may be requested by the Company from time to time. Distributor will immediately report to the Company all defects in the Products discovered by or reported to Distributor in sufficient detail to enable the Company to take corrective action.

         4. PRICE AND TERMS OF SALE

                  4.1 PRICE. All purchases of Products, or Private Label Products, by Distributor shall be at the prices then in effect pursuant to the Company's Distributors Price List ("DISTRIBUTORS PRICE LIST") or PLP Price List, as appropriate. The Company may adjust its Distributors Price List and PLP Price List from time to time upon giving Distributor written notice thereof at least sixty (60) calendar days in advance of the effective date of any such change and the new prices will be effective as to all Product orders accepted by the Company after the effective date as specified in such notice and to all orders accepted by the Company prior to the effective date to the extent of any Products specified to be shipped more than ninety (90) days after the effective date of such price change.

                  4.2 PLACEMENT OF ORDERS. Distributor shall place orders with the Company by facsimile, e-mail or airmail. All orders for the purchase of Products from the Company hereunder are subject to approval and acceptance by the Company at the Company's home office. The Company may fill any order it accepts in whole or partial shipments.

                  4.3 ACCEPTANCE OF ORDERS. Upon receipt of a purchase order, the Company shall check the contents of the order and notify Distributor of the Company's acceptance or rejection within ten (10) calendar days of receipt thereof specifying, with respect to each accepted order, the estimated shipment date for each Product with respect to each accepted order. In the event the Company does not notify Distributor of rejection of an order within such ten
(10) day period, the order shall be deemed accepted.

                  4.4 PURCHASE ORDER FORMS. It is understood that Distributor may use its standard purchase order forms with respect to its purchase of Products for resale hereunder, which purchase orders may specify, among other things, the description and quantities of the Products ordered, the method of shipment, the requested shipment dates, and the destination to which such Products shall be shipped. Such forms shall be used for convenience only and any terms or provisions thereof which are inconsistent with or in addition to


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those contained in this Agreement shall have no force or effect whatsoever as between the parties hereto, irrespective of whether or not the Company might otherwise be deemed to have accepted such form by reason of its execution or acknowledgment thereof.

                  4.5 PAYMENTS. All payments due to the Company by Distributor under this Agreement shall be payable in accordance with the terms set forth in the Distributors Price List then in effect.

                  4.6 TAXES AND ASSESSMENTS. In addition to payments for Products and other charges, Distributor assumes and agrees to pay (or provide the Company with a certificate of exemption acceptable to the appropriate taxing authorities prior to shipment) and to indemnify and hold the Company harmless from all export charges and import duties and any and all sales, use, excise or other taxes or assessments imposed upon or applicable to any sale to Distributor hereunder by any governmental authority. If any taxes or assessments are required to be withheld from payments to the Company, Distributor will pay the Company an amount which, after such withholding, equals the original amount due under this Agreement, and will provide the Company with official tax receipts or other evidence of payment of such withheld taxes or assessments sufficient to substantiate a claim by the Company for credit against United States federal income tax.

                  4.7 SHIPMENT; TITLE AND RISK OF LOSS. All sales of Products to Distributor will be F.O.B. the Company's manufacturing facility in the Philippines or any other manufacturing facility designated by the Company, and Distributor agrees to pay all costs and charges for transportation, brokerage, handling and insurance of the Products from the point of shipment. Title to Products will pass to Distributor upon delivery to a common carrier. Delivery of bills of lading before or after the Products arrive at the initial delivery point will not affect the place of delivery of the Products. Upon delivery of the Products to a common carrier, risk of loss or damage to the Products shall pass to Distributor. All Products will be drop-shipped at Distributor's expense to Distributor's customers as indicated in Distributor's purchase orders.

         5. TERM OF AGREEMENT AND TERMINATION

                  5.1 TERM. Subject to earlier termination as provided in this
Section 5, the term of this Agreement shall extend from the date hereof through December 31, 2001. This Agreement shall be automatically renewed for successive periods of twelve (12) months thereafter unless either party hereto sends a written notice to the other not less than sixty (60) calendar days before the expiration of the initial term of this Agreement or any renewal thereof stating that such party is not renewing this Agreement.

                  5.2 TERMINATION BY EITHER PARTY. Either party may terminate this Agreement as follows:

                           5.2.1 In the event of a material default by either
party in the performance of its duties, obligations or undertakings under this Agreement, the non-defaulting party shall have the right to give written notice to the defaulting party advising such party of the specific default involved and, if within thirty (30) calendar days after such notice, the defaulting party shall not have remedied such default, the other party shall have the unconditional right, in addition to any other rights and remedies it may have, to terminate this Agreement immediately upon giving written notice to the defaulting party.

                           5.2.2 At any time by giving written notice of such
termination in the event the other party becomes insolvent or institutes or permits to be instituted against it any proceedings seeking receivership, trusteeship, bankruptcy, reorganization, arrangement, readjustment of debt, assignment for the benefit of


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creditors, or other similar proceedings under any applicable law.

                  5.3 TERMINATION OF RIGHTS AND OBLIGATIONS. Upon termination of this Agreement for any reason:

                           5.3.1 All amounts owed by Distributor to the Company
shall become immediately due, except in the case of expiration of the term of this Agreement, in which case all amounts owed shall be paid in accordance with
Section 4.7, and all unfilled orders of Products for purchase by Distributor specifying shipment dates beyond sixty (60) days after termination shall be deemed terminated without liability on the part of either party;

                           5.3.2 The right of Distributor to act as a
distributor for the Company shall cease, and Distributor shall immediately discontinue all use of the Company's trade names and trademarks, and Distributor shall return to the Company all price lists, catalogs, sales literature, operating and service manuals, advertising literature and other materials relating to the Products, except that, notwithstanding the foregoing, Distributor shall have the right, for a reasonable period not to exceed ninety
(90) days, to sell any Products remaining in inventory;

                           5.3.3 Except to the extent of selling its remaining
inventory of Products as permitted by Section 5.3.2, Distributor shall not thereafter represent or hold itself out as being an authorized distributor for the Company's Products or engage in any practices which might make it appear that Distributor is still such an authorized distributor; and

                           5.3.4 Distributor shall transfer to the Company any
rights it may have to any trademarks or trade names of the Company and Distributor shall assign to the Company, or its nominee, any registrations or other governmental permits with respect to the Products except to the extent a Combined Product carries a trademark which is distinct from the Products, or if such assignment is not permitted by law, Distributor shall cooperate in the cancellation of such registrations and permits standing in its name and the reissuance thereof to the Company or its nominee.

                  5.4 NO REVIVAL OR WAIVER. The acceptance by the Company of orders after notice of termination is given hereunder shall be separate transactions and shall not operate as a renewal or revival of this Agreement or as a waiver of any provision hereof.

                  5.5 NO LIABILITY. The Company shall have no obligation to Distributor by reason of the expiration or termination, in compliance with the provisions of Section 5.2, of this Agreement or the Company's non-renewal of this Agreement at the expiration of the initial term or any extension thereof, and Distributor hereby agrees not to assert any claim by reason of such expiration or termination of this Agreement. Neither party, by reason of the termination of this Agreement, shall be liable to the other because of any loss of anticipated sales or prospective profits or because of expenditures or investments related to the performance of this Agreement or the goodwill created in the course of performance hereunder.

                  5.6 NO RELEASE. No termination of this Agreement shall in any manner whatsoever release, or be construed as releasing, any party from any liability to the other arising out of or in connection with a party's breach of, of failure to perform, any covenant, agreement, duty or obligation contained herein.


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                  5.7 SURVIVAL. The provisions of Sections 3.5, 4.5, 4.6, 4.7,
4.8, 4.9, 5, 6, 7.2, 7.4, 8, 9, 10, 11 and 12 will survive the expiration or termination of this Agreement.

         6. WARRANTIES

                  6.1 PRODUCT WARRANTY. Products shall be covered by the Company's standard product warranty then in effect for each such Product. The Company may change its product warranty for a Product from time to time upon giving Distributor written notice thereof at least thirty (30) days in advance of the effective date of any change together with a copy of the new product warranty which will be effective as to all subject Products shipped after the effective date specified in such notice. Distributor shall not make any product warranty to its customers of the Products other than the Company's product warranty then in effect with respect to such Product. Distributor shall pass the Company's warranty through to its customers as set forth in Section 3.2 above.

                  6.2 THE COMPANY OPTION. The Company shall, at its option, replace, repair or issue credit to Distributor for any confirmed defective Products sold by the Company to Distributor under this Agreement and covered under the warranty period.

                  6.3 EXCLUSIVE REMEDY. In case of breach of the product warranties issued by the Company in accordance with Section 6.1 above, Distributor's or its customers' exclusive remedy against the Company, and the Company's sole liability, shall be, as set forth in Section 6.2. Distributor or its customers shall prepay return transportation charges to the Company's designated site. If the returned Product is found defective by the Company under the terms of the warranty and the Company elects to repair or replace the defective Product, the Company will prepay return transportation charges to Distributor or its customers, as appropriate. The Company shall have a reasonable time to make repairs, replace or issue credit with respect to Products found to be defective. All replaced parts will become the property of the Company on an exchange basis. Any replacement or spare parts will be new or equivalent parts which, at the time of installation, meet the Company functional specifications then applicable to new parts.

                  6.4 LIMITATION. The Company's warranty will not apply to a Product if its correction, repair or replacement is required due to: (i) natural disasters, including fire, smoke, water, wind, earthquakes or lightning, (ii) electric power failures, (iii) the failure to maintain appropriate environmental conditions, (iv) the neglect, misuse or other than the ordinary use of the Product, or (v) attempted repairs or alterations by persons other than those employed by the Company. Under these circumstances, the Company may charge Distributor or its customers for the correction, repair or replacement on a time-and-materials basis at the Company's then-current rates.

                  6.5 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 6, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY THE COMPANY OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE OR OF UNINTERRUPTED USE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

                  6.6 NO CONSEQUENTIAL DAMAGES. THE COMPANY WILL NOT BE LIABLE TO DISTRIBUTOR OR ITS CUSTOMERS AND DISTRIBUTOR WILL NOT BE LIABLE TO THE


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COMPANY FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, SPECIAL OR INCIDENTAL
DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF DISTRIBUTOR, OR ITS CUSTOMERS, OR THE COMPANY, AS THE CASE MAY BE, (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY, LOSS OF USE OF THE COMPANY'S PRODUCTS; INTERRUPTION IN USE, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS, OR LABOR CLAIMS), ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND SOLELY TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY.

                  6.7 DISTRIBUTOR INDEMNITY. If Distributor makes any warranty or representation inconsistent with or in addition to the warranties stated in this Section 6, Distributor shall, at its own expense, defend, indemnify and hold the Company harmless from any claim to the extent it is based upon such inconsistent or additional warranty or representation.

         7. TRADEMARKS AND TRADE NAMES

                  7.1 VALIDITY AND DISTRIBUTOR REGISTRATION. Distributor recognizes the validity of the Company's trademarks and trade names as set forth on Exhibit C attached hereto, (the "COMPANY TRADEMARKS"), acknowledges that the same are the property of the Company, and agrees not to infringe upon, harm or contest the rights of the Company in the Company Trademarks. Distributor further agrees, if requested by the Company and at the Company's expense, to register or otherwise obtain protection in the Territory for the Company Trademarks on behalf and for the benefit of the Company.

                  7.2 OWNERSHIP. All Company Trademarks are and will remain the exclusive property of the Company, whether or not specifically recognized or registered under applicable law. Distributor will not take any action that jeopardizes the proprietary rights of or acquire any right to the Company Trademarks, except the limited use rights specified in this Section 7. Distributor will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Company Trademarks.

                  7.3 USE. Distributor shall have the right to use in the Territory all the Company Trademarks as well as other trademarks which are or may be owned by the Company during the term of this Agreement in connection with the Products for the exclusive purpose of advertising and promoting the Products in the Territory. All advertisements and promotional materials will (i) clearly identify the Company as the owner of its trademarks, (ii) conform to the Company's then-current trademark and logotype guidelines and (iii) otherwise comply with any local applicable notice or marking requirement. Before publishing or disseminating any advertisement or promotional materials bearing a trademark of the Company, Distributor will deliver a copy of the advertisement or promotional materials in the English language to the Company for approval, which approval shall not be unreasonably withheld. If the Company gives Distributor written notice that the proposed use of its trademark is inappropriate within ten (10) calendar days from the date of submission by Distributor, Distributor will not place the advertisement or promotional materials in circulation.

                  7.4 RETURN OF MATERIALS. Distributor agrees that upon termination of this Agreement for any reason it will destroy or return to the Company any advertising, stationery or other materials bearing any


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of the Company's trade names or trademarks.

                  7.5 INFRINGEMENT. Distributor will immediately notify the Company if it learns (i) of any potential infringement of a Company trademark by a third party or (ii) that the use of a the Company trademark may infringe the proprietary rights of a third party. The Company will determine the steps to be taken under these circumstances in accordance with Section 8.2 below.

         8. INTELLECTUAL PROPERTY RIGHTS

                  8.1 COMPANY'S RIGHTS. The Company is the sole author and exclusive owner, or authorized licensee of the Products and all intellectual property rights therein. The Products do not and will not throughout the term of this Agreement infringe upon any patent, copyright, trade secret or other proprietary right held by any third party and there is no such claim or pending or threatening action with respect thereto.

                  8.2 COMPANY'S OBLIGATIONS. The Company will indemnify and hold harmless Distributor from and against all claims, actions, damages, costs and expenses (including attorneys fees) arising out of any actual or threatened claim of infringement of any proprietary right, including copyrights, trademarks, patent rights and trade secrets, arising out of the Products (but not attributable to any product with which a Product is combined to form a Combined Product.) This obligation will be subject to the following terms and conditions:

                  (i) The obligation will arise only if Distributor gives the Company prompt notice of the infringement claim and grants the Company, in writing, exclusive control over its defense and settlements;

                  (ii) This obligation will cover the Products only in the form as shipped to Distributor by the Company or its agents, and will not cover any correction, modification, improvement, enhancement or addition to any Product made by anyone other than the Company without the Company's prior written authorization;

                  (iii) This obligation will not cover any claim that any Product infringes any third party's rights as used in combination with any hardware or software not supplied by the Company if that claim could have been avoided by the use of that Product in combination with other hardware or software;

                  (iv) Without limiting the Company's general obligation of indemnification, and in addition thereto, if an infringement claim is asserted, or if the Company believes one likely, the Company will have the right and the obligation to do any of the following: (a) procure a license from the person(s) claiming or likely to claim infringements; or (b) modify the Product to avoid the claim of infringement; or (c) suspend the Agreement with respect to such Product until the infringement claim has otherwise been resolved. If the Company modifies any Product to avoid a claim of infringement, the Company will have no obligation to indemnify Distributor with respect to unmodified Products distributed by Distributor after the Company has supplied the modification to Distributor; and

THE FOREGOING STATES THE COMPANY'S EXCLUSIVE AND ENTIRE OBLIGATION WITH RESPECT TO ANY CLAIMS OF INFRINGEMENT OF PROPRIETARY RIGHTS OF ANY KIND.

                  8.3 DISTRIBUTOR'S INDEMNIFICATION. Distributor will indemnify and hold harmless the Company from and against all claims, actions, damages, costs and expenses (including attorneys fees) arising out of any actual or threatened claim of infringement of any proprietary right, including copyrights,


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trademarks, patent rights and trade secrets, arising out of the inclusion of any product not supplied by the Company and combined with the Product for distribution as a Combined Product. Distributor's obligation to indemnify the Company will arise if the Company gives Distributor prompt notice of the claim and cooperates and consults fully with Distributor in its defense and/or settlement. If such an infringement claim is asserted, or if Distributor believes one likely, Distributor will have the right, but no obligation, to procure a license from the person claiming or likely to claim infringement.

         9. RECALL. In the event of a recall of any of the Products, Distributor shall cooperate fully with the Company in promptly contacting any purchasers that the Company desires to be contacted and promptly communicating to such purchasers the information and instructions the Company desires to be transmitted. Costs related to the shipment or replacement of the Products incurred in connection with such recall shall be borne by the Company.

         10. CONFIDENTIAL INFORMATION. Each party agrees that it will treat accordingly all verbal and written communications from the other party which are designated, or which should reasonably be regarded in the normal commercial view, as constituting business secrets or proprietary information, and will impose upon its employees and agents the same obligations with respect to the other party's proprietary information as it employs with respect to its own confidential information, but in no event less than a reasonable degree of care. The provisions of this Section shall survive the termination of this Agreement.

         11. INDEPENDENT CONTRACTOR.

                  11.1 NO AUTHORIZATION. Distributor shall be an independent contractor hereunder. Distributor is not authorized to: (i) enter into agreements for or on behalf of the Company; (ii) create any obligation or responsibility, express or implied, for or on behalf of the Company; (iii) accept payment of any obligation due or owed to the Company; (iv) accept service of process for the Company; or (v) bind the Company in any manner whatsoever, except for Distributor's right to pass to its customers and end-users the Company's product warranties for the Products as set forth herein. Distributor shall not list, print, or display the Company's name in such manner as to indicate or imply that there is an employer-employee or a principal-agent relationship between the Company and Distributor.

                  11.2 CONTROL OF DISTRIBUTOR. Subject to its compliance with all applicable laws and regulations and except as otherwise provided herein, Distributor shall have control over the manner and means of performing its obligations under this Agreement. All expenses incurred by Distributor in connection with the performance of its obligations hereunder shall be borne solely by Distributor. Distributor shall be responsible for appointing its own employees, agents and representatives, who shall be compensated by Distributor.

         12. MISCELLANEOUS PROVISIONS.

                  12.1 SALES AND LICENSES. All Products delivered hereunder are licensed as provided herein. All references in this Agreement to the "sale" or "purchase" of Products signify only the delivery of the Product in question subject to the terms set forth in this Agreement. Distributor shall acquire no rights with respect to the Products other than the right to distribute such Products and provide related support, as provided herein.

                  12.2 MOST FAVORED NATIONS. In no event shall the Company offer any other distributor or


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third party customer any terms or conditions more favorable than those set forth in this Agreement.

                  12.3 GOVERNING LAWS. The internal laws of the State of Delaware, U.S.A., regardless of any choice of law principles, shall govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT AND ITS APPLICATION IS HEREBY EXPRESSLY EXCLUDED.

                  12.4 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  12.5 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  12.6 ENTIRE AGREEMENT. This Agreement, the exhibits hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                  12.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  12.8 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

                  12.9 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the parties. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

                  12.10 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 11

fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

                  12.11 NOTICES. Whenever any party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be given or made by telecopy, telegraph, cable, mail or other delivery and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the addresses specified below:

                  If to the Company:   SmartDisk Corporation
                                       3506 Mercantile Avenue
                                       Naples, FL 34104
                                       Facsimile: (941) 436-2509
                                       Attn: Michael S. Battaglia

                  with a copy to:      Baker & McKenzie
                                       660 Hansen Way
                                       Palo Alto, CA 94304
                                       Facsimile: (650) 856-9299
                                       Attn: J. Pat Powers, Esq.

                  If to Distributor:   Fischer International Systems Corporation
                                       3506 Mercantile Avenue
                                       Naples, FL 34104
                                       Facsimile: (941) 436-2509
                                       Attn: John W. Wynkoop

                  with a copy to:      Tomlinson Zisko Morosoli & Maser LLP
                                       200 Page Mill Road, Second Floor
                                       Palo Alto, CA 94306
                                       Facsimile: (650) 324-1808
                                       Attn: Jill E. Fishbein, Esq.

Except as may be otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier with verified receipt by the receiving telecopier, when personally delivered, four
(4) days after being delivered to an overnight air courier (E.G. DHL, or Federal Express) upon proof of delivery, or, in the case of a mailed notice, five (5) days after being deposited in the United States mail certified or registered mail, postage prepaid. Either party may change its address for such communications by giving notice thereof to the other party in conformance with this section.

                  12.12 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. A reference in this Agreement to any Section shall include a reference to every Section the number of which begins with the number of the Section to which reference is specifically made (E.G., a reference to Section 5.8 shall include a reference to Sections 5.8.1 and 5.8.1.1). The titles and headings herein are for reference


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 12

purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. A reference to a Schedule, Exhibit or Section means a Schedule, Exhibit or Section of this Agreement, unless the context expressly otherwise requires.

                  12.13 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                  12.14 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

                  12.15 ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS. No provisions of this Agreement are intended nor shall be interpreted to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder or partner of any party hereto, or any other person, unless specifically provided otherwise herein and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

                  12.16 FORCE MAJEURE. Except as to the timely payment by Distributor of the purchase price of Products purchased by it hereunder for which the Company shall have the right to terminate this Agreement in accordance with Section 6.2 or invoice Distributor for same, no failure or omission to carry out or observe any of the terms, provisions or conditions of this Agreement shall give rise to any claim by one party against the other or be deemed to be a breach of this Agreement if the same is caused by or arises out of one or more of the following conditions: acts of God; acts, regulations or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, earthquake or storm; labor disturbances; epidemic; failure of public utilities or of suppliers; or any other event, matter or thing wherever occurring and whether or not of the same class or kind as those set forth above, which is not reasonably within the control of the party affected thereby. However, the parties hereto shall endeavor to avoid, remove or cure all such conditions. Any party temporarily excused from performance hereunder by such conditions shall resume performance promptly when such conditions are removed or cured. Any party claiming any such conditions as an excuse for delay in performance hereunder shall give prompt notice in writing thereof to the other party.

                  12.17 COMPLIANCE WITH LAWS. The parties acknowledge and agree that this Agreement and the rights and obligations of the parties hereunder are subject to all applicable laws and regulations of governmental entities having jurisdiction over any aspects of this Agreement.

                  12.18 ASSIGNMENT. Except as provided in this Section, neither party to this Agreement shall assign or otherwise transfer any of its rights or obligations under this Agreement to any third party, and any such attempt at assignment shall be void. However, the Company shall have the right to assign this Agreement, without the prior approval of Distributor, to any successor of all or substantially all of its business and assets at the time of assignment, provided that such successor undertakes to fulfill all the obligations of the Company under this Agreement. Additionally, both the Company and Distributor shall have the right to assign this Agreement or delegate its obligations hereunder to any affiliate by giving written notice, provided that such party guarantees the obligations to be performed by such affiliate. For purposes of this Agreement, the term "AFFILIATE" shall mean any corporation or business entity controlled by, controlling or under common control


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 13

with the Company or Distributor.

                  12.19 FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF TECHNICAL INFORMATION OR PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, DISTRIBUTOR SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION OR PRODUCTS TO ANY COUNTRY OR DESTINATION OR PERMIT ITS TRANSHIPMENT TO ANY COUNTRY OR DESTINATION FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

SMARTDISK CORPORATION                         FISCHER INTERNATIONAL SYSTEMS
                                              CORPORATION

By:      /s/ TIMOTHY TOMLINSON                By:      /s/ MICHAEL S. BATTAGLIA
         ---------------------                         ------------------------
Name:    TIMOTHY TOMLINSON                    Name:    MICHAEL S. BATTAGLIA
Title:   SECRETARY                            Title:   PRESIDENT


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 14

                                    EXHIBIT A

                                LIST OF PRODUCTS

NAME OF PRODUCT

         FlashPath

         Smarty


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 15

                                    EXHIBIT B

                                    TERRITORY

WORLDWIDE EXCEPT:

Australia
Burma/Myanmar
China/Hong Kong
Indonesia
Japan
Korea
Laos
Malaysia
Micronesia
New Zealand
Papua/New Guinea
Philippines
Singapore
Taiwan
Thailand
Vietnam


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SmartDisk Corporation/Fischer International Systems Corporation
Distribution Agreement
Page 16

                                    EXHIBIT C

                               COMPANY TRADEMARKS

FlashPath

Smarty

SmartDisk